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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  June 25, 1996
                                                           -------------

                                   Crown Paper Co.
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               (EXACT NAME OF REGISTRATION AS SPECIFIED IN ITS CHARTER)

               Virginia                    33-93494         54-1752385
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          (STATE OR OTHER JURISDICTION      (COMMISSION       (IRS EMPLOYER
            OF INCORPORATION)            FILE NUMBER)    IDENTIFICATION NO.)

             300 Lakeside Drive, Oakland, CA          94612-3592
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (510) 874-3400
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                                    Not applicable
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Crown Paper Co. and subsidiaries (the "Company" and the "Registrant") is a wholly-owned subsidiary of Crown Vantage Inc. Crown Vantage Inc. (the "Parent") became an independent company after the Board of Directors of James River Corporation of Virginia approved the spin-off of assets, liabilities and operations which comprised a substantial part of James River's Communication Papers Business and the paper-based part of its Food and Consumer Packaging Business. At the close of business on August 25, 1995, James River distributed to its common shareholders all of the outstanding shares of the Parent.

Coopers & Lybrand LLP are the independent accountants for James River and have previously reported on the financial statements of the Company in connection with the Spin-Off and for the year ended December 31, 1995. The reports of Coopers & Lybrand on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

As a newly-independent company, Crown Paper Co. has been reviewing its relationships with all its professional service providers to determine the appropriateness of continuing existing, or establishing new relationships for the new Company.

On June 25, 1996, the Audit Committee recommended and the Board of Directors approved, effective as of July 1, 1996, the selection of Ernst & Young LLP (newly engaged accountants) as independent accountants for the Company for the year ending December 29, 1996. Such selection replaces Coopers & Lybrand (former accountants).

The Company has had no disagreements with the former accountants during the two most recent fiscal years or the subsequent interim period to June 25, 1996 on any matter of accounting principle or practices, financial statement disclosure, or auditing scope of procedure, which if not resolved to the satisfaction of the former accountant, would have caused the former accountants to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested Coopers & Lybrand to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as Exhibit 1 to this Form 8-K.

                                      SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROWN PAPER CO.



June 25, 1996

                                       /s/ Charles H. Shreve
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                                       Charles H. Shreve
                                       Senior Vice President
                                       Chief Accounting Officer